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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 7, 1999, except for Note 14, as to which the date is August 4, 1999, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Mission Critical Software, Inc. for the registration of shares of its common stock.



/s/ ERNST & YOUNG LLP


Austin, Texas
October 28, 1999